                                                                    Exhibit 24.2


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gordon A. Ulsh, President and Chief Executive Officer of Federal-Mogul Aviation, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




        Signature                             Title                             Date
        ---------                             -----                             ----
/s/  Thomas W. Ryan               Chief Financial Officer
-------------------------         (Principal Financial Officer)             June 23, 1999
     Thomas W. Ryan


/s/  Kenneth P. Slaby             Controller                                June  23, 1999
-------------------------         (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
-------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Carter Automotive Company, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Signature                             Title                             Date
        ---------                             -----                             ----

/s/  Thomas W. Ryan               Chief Financial Officer
-------------------------         (Principal Financial Officer)             June 23, 1999
     Thomas W. Ryan


/s/  Kenneth P. Slaby             Controller                                June  23, 1999
-------------------------         (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
-------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas W. Ryan, Vice President and Chief Financial Officer of Felt Products Mfg. Co., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Executive Officer
/s/ Richard A. Snell              (Principal Executive Officer)             June 23, 1999
--------------------------------
     Richard A. Snell


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Wilhelm A. Schmelzer          Director                                  June 23, 1999
--------------------------------
     Wilhelm A. Schmelzer


/s/ Richard A. Snell              Director                                  June 23, 1999
--------------------------------
     Richard A. Snell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul Dutch Holdings, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




/s/  Thomas W. Ryan               Chief Financial Officer
-------------------------         (Principal Financial Officer)             June 23, 1999
     Thomas W. Ryan


/s/  Kenneth P. Slaby             Controller                                June 23, 1999
-------------------------         (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
-------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas W. Ryan, Vice President and Chief Financial Officer of Federal-Mogul Global Properties, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  President and Chief Operating Officer
/s/ Gordon Ulsh                   (Principal Executive Officer)             June 23, 1999
--------------------------------
     Gordon Ulsh


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Financial Officer)
     Kenneth P. Slaby


/s/ Alan C. Johnson               Director                                  June 23, 1999
--------------------------------
     Alan C. Johnson


/s/ Gordon Ulsh                   Director                                  June 23, 1999
--------------------------------
     Gordon Ulsh


/s/ David A. Bozynski             Director                                  June 23, 1999
--------------------------------
     David A. Bozynski

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gordon A. Ulsh, President and Chief Executive Officer of Federal-Mogul Ignition Company, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                             Title                             Date
        ---------                             -----                             ----

/s/  Thomas W. Ryan               Chief Financial Officer                   June 23, 1999
-------------------------         (Principal Financial Officer)
     Thomas W. Ryan

/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Financial Officer)
     Kenneth P. Slaby

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gordon A. Ulsh, President and Chief Executive Officer of Federal-Mogul UK Holdings Limited, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




        Signature                             Title                             Date
        ---------                             -----                             ----

/s/  Thomas W. Ryan               Chief Financial Officer
-------------------------         (Principal Financial Officer)             June 23, 1999
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
--------------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul Venture Corporation, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Financial Officer
/s/ Thomas W. Ryan                (Principal Executive Officer)             June 23, 1999
--------------------------------
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Financial Officer)
     Kenneth P. Slaby


/s/ Timothy W. Hefferon           Director                                  June 23, 1999
--------------------------------
Timothy W. Hefferon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul World Wide, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Executive Officer
/s/ Richard A. Snell              (Principal Executive Officer)             June 23, 1999
--------------------------------
     Richard A. Snell

                                  Chief Financial Officer
/s/ Thomas W. Ryan                (Principal Financial Officer)             June 23, 1999
--------------------------------
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
--------------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul Global, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Financial Officer
/s/ Thomas W. Ryan                (Principal Financial Officer)             June 23, 1999
--------------------------------
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                                                          June 23, 1999
--------------------------------  Director
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul U.K. Holdings, Inc., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Financial Officer
/s/ Thomas W. Ryan                (Principal Executive Officer)             June 23, 1999
--------------------------------
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Accounting Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
--------------------------------
     Thomas W. Ryan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan C. Johnson, President and Chief Executive Officer of Federal-Mogul UK Holdings Limited, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                               Title                            Date
--------------------------------  ----------------------------------------  ---------------------

                                  Chief Executive Officer
/s/ Thomas W. Ryan                (Principal Executive Officer)             June 23, 1999
--------------------------------
     Thomas W. Ryan


/s/ Kenneth P. Slaby              Controller                                June 23, 1999
--------------------------------  (Principal Financial Officer)
     Kenneth P. Slaby


/s/ Thomas W. Ryan                Director                                  June 23, 1999
--------------------------------
     Thomas W. Ryan